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     SUPPLEMENT TO THE PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION

                      CREDIT SUISSE EMERGING MARKETS FUND

The following information supersedes certain information in the fund's Prospectuses and Statement of Additional Information.

The fund's Board of Directors has approved an amendment to the Sub-Investment Advisory Agreement (the "Sub-Advisory Agreement") by and among the fund, Credit Suisse Asset Management, LLC ("CSAM"), the fund's investment adviser, and Credit Suisse Asset Management Limited (the "Sub-Adviser"). Pursuant to this amendment, effective May 14, 2002, CSAM (and not your fund) will pay the Sub-Adviser an annual fee of $250,000 (the "Total Fee"). The Total Fee shall be an aggregate fee paid for services rendered with respect to your fund and such other Credit Suisse Funds for which the Sub-Adviser has been appointed to act as sub-investment adviser. The fund's Board of Directors may in the future approve further amendments to reallocate the management fees between CSAM and the Sub-Adviser.

IMPORTANTLY, YOU SHOULD NOTE THAT THE AMENDMENT WILL NOT AFFECT THE AGGREGATE AMOUNT OF FEES OR EXPENSES CHARGED TO YOU BECAUSE ALL SUB-ADVISORY FEES WILL BE BORNE BY CSAM.

Dated: June 7, 2002                                                      16-0602
                                                                             for
                                                                           WPISF
                                                                           CSEMA
                                                                           CSIEM